UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

PERNIX THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 4, 2013, Pernix Therapeutics Holdings, Inc. (“Pernix”) filed a Current Report on Form 8-K (the “Original Form 8‑K”) to report the completion of the acquisition by Pernix of Cypress Pharmaceuticals, Inc. and its wholly-owned subsidiary Hawthorne Pharmaceuticals, Inc. (collectively, “Cypress”), pursuant to the previously announced securities purchase agreement, as amended. In connection with the acquisition of Cypress by Pernix, Cypress’ management has performed an extensive review of Cypress’ accounting policies, procedures and practices used to estimate its product return liability subsequent to the issuance of its September 30, 2012 and December 31, 2011 consolidated financial statements. Based upon this review, it was determined that Cypress’ product return liability calculations for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010 required adjustment to fully reflect historical and expected product return rates. Accordingly the previously issued consolidated financial statements as of and for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010 have been restated to include an increase to accrued expenses of $3,382,055, $3,205,732 and $2,833,417 at September 30, 2012, December 31, 2011 and December 31, 2010, respectively. Cypress also determined that it required adjustment to fully reflect accrued employee vacation resulting in restatement adjustments to increase accrued expenses by $250,000 at September 30, 2012, December 31, 2011 and December 31, 2010. This amendment to the Original Form 8-K is being filed to provide restated financial statements and pro forma financial statements reflecting the above described changes.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The description of Pernix’s acquisition contained in Item 2.01 to Pernix’s Current Report on Form 8-K Filed January 4, 2013 is incorporated in this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited restated consolidated financial statements of Cypress Pharmaceuticals, Inc. for the fiscal years ended December 31, 2011 and 2010, and the notes related thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited restated interim condensed consolidated financial statements of Cypress Pharmaceuticals, Inc. for the nine-month periods ended September 30, 2012 and 2011, and the notes related thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited restated pro forma condensed combined balance sheet as of September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Horne LLP, Independent Auditor

99.1	Cypress Pharmaceuticals, Inc. audited restated consolidated financial statements for the fiscal years ended December 31, 2011 and 2010

99.2	Cypress Pharmaceuticals, Inc. unaudited restated condensed consolidated interim financial statements for the nine-month periods ended September 30, 2012 and 2011

99.3	Unaudited restated pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Pernix and Somaxon Pharmaceuticals, Inc. (“Somaxon”) that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to: (1) the failure of Somaxon stockholders to approve the merger; (ii) the challenges and costs of closing, integrating, restructuring and achieving anticipated cost savings and synergies; (iii) the ability to retain key employees; and (iv) other economic, business, competitive and/or regulatory factors affecting the businesses of Pernix and Somaxon generally. These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in Pernix’s Annual Report on Form 10-K for the year ended December 31, 2011 and Pernix’s subsequent 10-Q and 8-K filings, each as filed with the Securities and Exchange Commission, could have a material an adverse impact on Pernix’s business and the price of Pernix’s common stock. Pernix is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

Additional Information and Where to Find It

Pernix has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed merger and Somaxon plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Pernix, Somaxon, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Pernix and Somaxon through the web site maintained by the SEC at www.sec.gov and by contacting Pernix Investor Relations at (800) 793-2145 ext. 3002 or Somaxon Investor Relations at (858) 876-6500. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Pernix’s website at www.pernixtx.com and Somaxon’s website at www.somaxon.com.

Participants in the Acquisition of Somaxon

Pernix and Somaxon and their respective directors, executive officers, members of management and employees may be deemed, under the rules of the Securities and Exchange Commission, to be “participants in the solicitation” of proxies from the stockholders of Somaxon in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available. Information regarding Pernix’s directors and executive officers and their beneficial ownership of Pernix common stock as of April 23, 2012 is available in its proxy statement filed with the Securities and Exchange Commission by Pernix on April 27, 2012, and information regarding Somaxon’s directors and executive officers and their beneficial ownership of Somaxon common stock as of April 23, 2012 is available in its proxy statement filed with the Securities and Exchange Commission by Somaxon on April 27, 2012. You can obtain free copies of these documents using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: February 5, 2013	By:	/s/ Cooper Collins
Cooper Collins
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Horne LLP, Independent Auditor

99.1	Cypress Pharmaceuticals, Inc. audited restated consolidated financial statements for the fiscal years ended December 31, 2011 and 2010

99.2	Cypress Pharmaceuticals, Inc. unaudited restated condensed consolidated interim financial statements for the nine-month periods ended September 30, 2012 and 2011

99.3	Unaudited restated pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the nine months ended September 30, 2012, pro forma condensed combined statement of operations for the year ended December 31, 2011 and the notes related thereto